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                                                                   Exhibit 10.23


                           EXECUTIVE STOCK AGREEMENT
                           -------------------------

     THIS AGREEMENT is made as of July 26, 1995, between SAS Acquisitions Inc., a Delaware corporation (the "Company"), Golder, Thoma, Cressey, Rauner Fund IV, L.P. ("GTCR"), and the purchasers listed on the signature pages hereto (each a "Purchaser" and collectively the "Purchasers"). Except as otherwise indicated herein, capitalized terms used herein are defined in paragraph 8 hereof.

     The execution and delivery of this Agreement by the Company and the Purchasers is a condition to the purchase of 72,153 shares of the Company's Class A Common Stock, par value $0.01 per share (the "Class A Common"), by GTCR pursuant to an Equity Purchase Agreement dated as of the date hereof (the "Equity Purchase Agreement"). Certain provisions of this Agreement are intended for the benefit of, and will be enforceable by, GTCR.

     The parties hereto agree as follows:

     1. Authorization of the Class B Common. The Company shall authorize the issuance to the Purchasers of 15,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Common"), having the rights set forth in Exhibit A attached hereto. The Class A Common and Class B Common are hereinafter collectively referred to as the "Common Stock".

     2. Acquisition of Stock.

     (a) Purchase and Sale of Executive Stock. Upon execution of this Agreement, each Purchaser will purchase, and the Company will sell, the number of shares of Class B Common set forth on the signature page for such Purchaser for the purchase price of $15.4028 per share. The sale to and purchase by each Purchaser of Class B Common will constitute a separate sale and purchase. The Company will deliver to each Purchaser a certificate or certificates representing such Common Stock, and each Purchaser will deliver to the Company a check or wire transfer of funds in the amount indicated on the signature page hereto of such Purchaser, and, if applicable, a promissory note (each an "Executive Note") in the amount indicated on the signature page hereto of such Purchaser. Such Purchaser's obligations under the Executive Note will be secured by a pledge of all of the shares of Executive Stock to the Company and, in connection therewith, such Purchaser shall enter into a pledge agreement (each a "Pledge Agreement").

     (b) Section 83(b) Election. Within 30 days after a Purchaser purchases any Executive Stock, such Purchaser will make
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an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

     (c) Purchasers' Representations and Warranties. In connection with the issuance of the Executive Stock hereunder, each Purchaser represents and warrants to the Company that, in each case, as of the Closing:

          (i) The Class B Common to be acquired by such Purchaser pursuant to this Agreement will be acquired for such Purchaser's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and such Class B Common will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

          (ii) Such Purchaser is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in such Class B Common.

          (iii) Such Purchaser is able to bear the economic risk of his investment in such Class B Common for an indefinite period of time, and such Purchaser acknowledges that such Class B Common has not been registered under the Securities Act and, therefore, cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

          (iv) Such Purchaser has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of such Class B Common and has had full access to such other information concerning the Company as he has requested.

          (v) This Agreement, the Stockholders Agreement and the Registration Agreement and such Purchaser's Executive Note and Pledge Agreement, if any, constitute legal, valid and binding obligations of such Purchaser, enforceable in accordance with their terms, and the execution, delivery and performance of this Agreement, the Stockholders Agreement and the Registration Agreement and such Purchaser's Executive Note and Pledge Agreement, if any, by such Purchaser does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which such Purchaser is a party or any law, rule, regulation, judgment, order or decree to which such Purchaser is subject.

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     3. Representations and Warranties of the Company. In connection with the issuance of the Executive Stock hereunder, the Company represents to each Purchaser that, in each case, as of the Closing:

     (a) Organization and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has all requisite corporate power and authority to carry out the transactions contemplated by this Agreement, the Stockholders Agreement and the Registration Agreement (collectively, the "Investment Agreements"). The copies of the Company's Amended and Restated Certificate of Incorporation and Bylaws which have been furnished to each Purchaser's counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

     (b) Capital Stock and Related Matters.

     (i) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of 10,000 shares which will be designated as Preferred Stock and 100,000 shares of Common Stock, of which 85,000 shares shall be designated as Class A Common and 15,000 shares shall be designated Class B Common. As of the Closing, the Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans other than pursuant to and as contemplated by this Agreement, the Equity Purchase Agreement, the Investor Purchase Agreement and the Stockholders Agreement. As of the Closing, the Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except pursuant to this Agreement, the Equity Purchase Agreement, the Investor Purchase Agreement and the Stockholders Agreement. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

     (ii) There are no statutory or contractual stockholders preemptive rights or rights of refusal with respect to the issuance of the Common Stock hereunder, except as provided herein, in the Stockholders Agreement. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer,

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sale and issuance of the Common Stock pursuant to this Agreement do not and will not require registration under the Securities Act.

     4. Vesting of Executive Stock.

     (a) Except as otherwise provided in paragraph 4(b) below, 20% of the Executive Stock will be deemed "Vested Shares" as of the date of Closing and the remainder of the Executive Stock will become vested in accordance with the following schedule, if as of each such date such Purchaser is an employee of the Company or any of its Subsidiaries or Affiliates:

                                            Cumulative
        Anniversary of              Percentage of Executive
     the Date of Closing                  Stock Vested
     -------------------                  ------------
              lst                              40

              2nd                              60

              3rd                              80

              4th                             100

Any shares of Executive Stock which do not become Vested Shares under the foregoing provisions will remain "Unvested Shares."

     (b) If such Purchaser ceases to be employed by the Company or any of its Subsidiaries or Affiliates on any date other than any anniversary date, the cumulative percentage of Executive Stock to become vested will be determined on a pro-rata basis according to the number of days elapsed since the prior anniversary date. Immediately prior to the closing of (i) any sale of the Company's equity securities which results in any person, or group of related persons, not affiliated with GTCR, owning equity securities of the Company possessing the power to elect (without reference to any special or default voting rights) a majority of the members of the Board, or (ii) a sale of all or substantially all of the Company's assets, all Unvested Shares will become Vested Shares.

     5. Repurchase Option.

     (a) In the event a Purchaser violates paragraph 10(a) of his respective Executive Stock Agreement, dated as of January 31, 1995, among The Coinmach Corporation, such Purchaser and GTCR, or paragraph 3(a) of his respective Employment Agreement, dated as of the date hereof, among Solon Automated Services, Inc., such Purchaser and GTCR, in each case a "Noncompete Breach," or in the event a Purchaser's employment by the Company, its Subsidiaries and

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its Affiliates terminates for any reason (a "Termination"), the Executive Call
Stock (whether held by such Purchaser or one or more of such Purchaser's transferees, other than the Company or GTCR) will be subject to repurchase by the Company first, Management second and GTCR third pursuant to the terms and conditions set forth in this paragraph 5 (the "Repurchase Option").

     (b) If the Repurchase Option becomes exercisable because of a Noncompete Breach or Termination resulting from the termination of such Purchaser's employment with the Company, its Subsidiaries or its Affiliates for Cause, then, the purchase price for each share of Executive Call Stock will be the lower of
(a) such Purchaser's Original Cost for such share or (b) the fair market value of such share. If a Purchaser's employment with the Company, its Subsidiaries or its Affiliates terminates other than as described in the preceding sentence, the purchase price for each (i) Unvested Share shall be such Purchaser's Original Cost for such share, and (ii) Vested Share shall be the fair market value of such share as of the date of the related Repurchase Notice or Investor Notice (as hereinafter defined), as the case may be.

     (c) The Company may, at the option of the Board, elect to purchase all or any portion of the Executive Call Stock from time to time by delivering written notice (the "Repurchase Notice") to Management, GTCR and the holder or holders of such Executive Call Stock from time to time during the 270 days after the Noncompete Breach or Termination, as the case may be. The Repurchase Notice will set forth the number of shares of Executive Call Stock, including the number of Unvested Shares and Vested Shares, to be acquired from such holder, the aggregate consideration to be paid for such shares and the time and place for the closing of the transaction.

     (d) If for any reason the Company has not elected to purchase all of the Executive Call Stock pursuant to the Repurchase Option, Management shall be entitled to exercise the Repurchase option for any or all of the shares of Executive Call Stock, including the Unvested Shares and the Vested Shares, the Company has not yet elected to purchase (the "Available Shares"), by giving written notice to the Company and the holder(s) of the Available Shares to be repurchased during the 30 days after the date of delivery to Management of the Repurchase Notice (the "Management Notice") setting forth the number of Available Shares each Manager is willing to purchase. If the Managers elect to purchase an aggregate number of shares greater than the number of Available Shares, the Available Shares shall be allocated among the Managers pro rata based on the number of shares of Common Stock owned by each Manager. As soon as practicable, and in any event, within 10 days after the expiration of the 30-day period set forth above, the

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Company shall notify the holder(s) of the Available Shares and GTCR as to the number of shares being purchased from such holder(s) by Management (the "Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of the Available Shares, the Company shall also deliver written notice to each Manager and GTCR setting forth the number of shares such Manager is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction and,. in the notice to GTCR, a statement of the number, type and purchase price of Available Shares available for purchase by GTCR.

     (e) If for any reason Management has not elected to purchase any or all of the Available Shares pursuant to paragraph 5(d) above, GTCR may elect to purchase any or all of the Available Shares not purchased by Management by giving written notice to the holder(s) of the Available Shares to be repurchased within 30 days after the date of delivery to GTCR of the Supplemental Repurchase Notice (the "Investor Repurchase Notice") setting forth the number of Available Shares GTCR is willing to purchase.

     (f) Each closing of the purchase of the Executive Call Stock pursuant to the Repurchase Option shall take place on the date designated by the Company, Management or GTCR in the related Repurchase Notice, Supplemental Repurchase Notice, or Investor Repurchase Notice, as the case may be, but in any event not later than 365 days after the date of the Noncompete Breach or Termination. At such closing, such Purchaser shall deliver to the Company, Management and/or GTCR certificates representing the Executive Stock to be repurchased by the Company, Management and/or GTCR and the Company, Management and/or GTCR, as the case may be, will pay for the Executive Call Stock to be purchased pursuant to the Repurchase Option in the following manner:

          (i) In the event that no Event of Default has occurred and is continuing on the date of the Noncompete Breach or Termination, payment for the Executive Call Stock to be purchased shall be made by delivery to such Purchaser of a cashier's or certified check or wire transfer of funds in the amount of one-half of the purchase price of the Executive Call Stock on the date of the closing of the Repurchase Option. Payment for the remaining one-half of the purchase price shall be made by delivery of a promissory note, with an aggregate principal amount equal to one-half of the purchase price of the Executive Stock to be repurchased, payable in one lump sum payment on the second anniversary of the date of issuance and bearing interest at the rate of 8% per annum.

          (ii) In the event that an Event of Default has occurred and is continuing on the date of the Noncompete Breach or

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     Termination, payment for the Executive Call Stock to be purchased shall be made by delivery of a promissory note, with an aggregate principal amount equal to the total purchase price of the Executive Call Stock to be repurchased, payable in one lump sum payment on the fifth anniversary of the date of issuance and bearing interest at the rate of 8% per annum.

Any such note issued by the Company pursuant to subparagraphs (i) and (ii) above shall be junior and subordinated in right of payment to all indebtedness of the Company (for borrowed money or otherwise). In addition, the Company may pay the total purchase price for such shares by offsetting amounts outstanding under any bona fide debts owed by such Purchaser to the Company. The Company, Management and GTCR will be entitled to receive customary representations and warranties from the sellers regarding such sale and to require that all sellers' signatures be guaranteed.

     (g) If within six months following the repurchase of Executive Call Stock pursuant to paragraph 5(f) above, (i) a Sale of the Company or a Public Offering of the Company's Common Stock registered under the Securities Act occurs and
(ii) the valuation of a share of Common Stock for such transaction (based upon the purchase price or liquidation proceeds per share of Common Stock or the Public Offering price per share of Common Stock, but reduced by any preferential amounts available to any of the classes of Common Stock) exceeds the amounts per share received by the holder(s) of Executive Call Stock upon the repurchase of Vested Shares, then such holder(s) of Executive Call Stock shall be entitled to receive from the Company the benefit of such higher valuation for the Vested Shares of Executive Call Stock sold under the Repurchase Option. The excess of
(x) the amount which the holder(s) of Executive Call Stock would have received in such Sale of the Company or Public Offering assuming the sale of their Vested Shares of Executive Call Stock purchased by exercise of the Repurchase Option in connection with such transaction, over (y) the purchase price of the Vested Shares of Executive Call Stock paid to such Purchaser under the Repurchase Option, shall be paid by certified check or cashier's check or wire transfer of funds to each such holder upon consummation of any such transaction. For purposes of this paragraph 5(g), "Sale" means the sale of all or substantially all of the assets of the Company or a sale of the Company's equity securities which results in any person, or group of related persons, owning equity securities of the Company possessing the power to elect (without reference to any special or default voting rights) a majority of the members of the Board, including any such sale accomplished by merger or consolidation.

     6. Restrictions on Transfer.

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     (a) Transfer of Executive Stock. On or prior to the Restriction Lapse Date, no Purchaser shall directly or indirectly transfer any interest in any shares of Executive Stock (a "Transfer"), except pursuant to the provisions of paragraph 5 or 6(e) of this Agreement. After the Restriction Lapse date, no Purchaser shall directly or indirectly Transfer any interest in any shares of Executive Stock except (i) pursuant to the provisions of paragraph 5 or 6 (e) of this Agreement,
(ii) in a Public Sale or (iii) pursuant to the provisions of paragraphs 6(b), 6(c) and 6(d) of this Agreement. Prior to effecting any Transfer of Executive Stock (other than to the Company, Management or GTCR), the Purchaser shall obtain from each transferee their written agreement to be bound by the provisions of paragraph 6 of this Agreement for the benefit of the Company, Management and GTCR.

     (b) Sale Notice. After the Restriction Lapse Date, prior to making any Transfer, each Purchaser will give written notice (the "Sale Notice") to the Company, each Manager and GTCR. The Sale Notice will disclose in reasonable detail the number of shares to be transferred and the terms and conditions of the proposed Transfer and, if known, the identity of the prospective transferee(s). No Purchaser will consummate any such Transfer until 90 days after the Sale Notice has been given to the Company, Management and GTCR, unless the parties to the Transfer have been fully determined pursuant to this paragraph 6(b) and paragraphs 6(c) and 6(d) prior to the expiration of such 90-day period. (The date of the first to occur of such events is referred to herein as the "Authorization Date.")

     (c) First Refusal Rights. The Company may elect to purchase all (but not less than all) of the shares of Executive Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by delivering a written notice of such election to the transferring Purchaser (the "Transferring Purchaser"), each Manager and GTCR within 30 days after the Sale Notice has been given to the Company. If the Company has not elected to purchase all of the Executive Stock to be transferred, Management may elect to purchase all (but not less than all) of the Executive Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to the Transferring Purchaser, the Company and GTCR within 60 days after the Sale Notice has been given to Management. Management's rights hereunder shall be allocated among the Managers pro rata based on the number of shares of Common Stock owned by each Manager. If the Company and Management have not elected to purchase all of the Executive Stock to be transferred, GTCR may elect to purchase all (but not less than all) of the Executive Stock to be transferred upon the same terms and conditions as those set forth in the Sale Notice by giving written notice of such election to the Transferring Purchaser, the Company and each Manager within 90 days after the Sale Notice has been given to GTCR. If, the Company, Management or GTCR do not elect to purchase all of the shares of Executive Stock specified in the Sale Notice, the Transferring Purchaser may transfer the shares of Executive Stock specified in the Sale Notice at a price and on terms no more favorable to the transferee(s) thereof than specified in the Sale Notice during the 30-day period immediately following the Authorization Date. Any shares of Executive Stock not transferred within such 30-day period will be subject to the provisions of this paragraph 6(c) upon subsequent transfer.

     (d) Co-Sale Rights.

          (i) GTCR may elect to participate in the contemplated Transfer by delivering written notice to the Transferring Purchaser within 90 days after delivery of the Sale Notice to GTCR. If GTCR has elected to participate in such Transfer, the Transferring Purchaser and GTCR shall be entitled to sell in the contemplated Transfer, on the same terms and at the price calculated pursuant to subparagraph 6(d) (ii) below, a number of shares equal to the product of (x) the quotient determined by dividing the number of shares of Common Stock owned by such person by the aggregate number of shares of Common Stock owned by Executive and GTCR and (y) the number of shares to be sold in the contemplated Transfer.

     For example, if the Sale Notice contemplated a sale of 100 shares by the Transferring Purchaser, and if the Transferring Purchaser was at such time the owner of 30% of the Company's Common Stock (on a fully-diluted basis) and if GTCR elected to participate and GTCR owned 20% of the Company's Common Stock (on a fully-diluted basis), the Transferring Purchaser would be entitled to sell 60 shares (30%/50% x 100 shares) and GTCR would be entitled to sell 40 shares (20%/50% x 100 shares).

     The Transferring Purchaser will use his best efforts to obtain the agreement of the prospective transferee(s) to the participation of GTCR in the contemplated transfer and will not transfer any Executive Stock to the prospective transferee(s) if such transferee(s) refuses to allow the participation of GTCR.

          (ii) The purchase price to be paid by any transferee for shares of Class B Common and Class A Common transferred in accordance with this paragraph 6(d) shall be determined as follows: (i) the price per share to be paid for Class B Common included in such Transfer shall be equal to the amount per

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     share of Class B Common which such transferee has agreed to pay to the
     Transferring Purchaser and (ii) the price per share to be paid for Class A Common included in such Transfer shall be the price per share described in clause (i) plus the quotient (the "Per Share Preference") of (A) the sum of the Unreturned Preferred Amount and the Unpaid Yield of the Class A Common at such time divided by (B) the number of shares of Class A Common then outstanding.

     (e) Permitted Transfers. The restrictions contained in this paragraph 6 shall not apply with respect to any Transfer of Executive Stock pursuant to applicable laws of descent and distribution or among such Purchaser and such Purchaser's Family Members; provided that such restrictions will continue to be applicable to the Executive Stock after any such transfer and the transferees of such Executive Stock have agreed in writing to be bound by the provisions of this Agreement.

     (f) Pledges. Notwithstanding the provisions of this paragraph 6, any Purchaser may pledge any shares of Executive Stock to the Company to secure payment of the Executive Note.

     7. Additional Restrictions on Transfer of Executive Stock.

     (a) Legend. The certificates representing the Executive Stock will bear the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF JULY 26, 1995, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK AGREEMENT BETWEEN THE COMPANY, CERTAIN PURCHASERS, AND A CERTAIN INVESTOR, DATED AS OF JULY 26, 1995. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

     (b) Opinion of Counsel. No holder of Executive Stock may sell, transfer or dispose of any Executive Stock (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that (i) neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer or (ii) all such applicable registration and qualification requirements have been satisfied.

     B. Definitions.

     "Affiliate" of any particular person or entity means any other person or entity controlling, controlled by or under common control with such particular person or entity.

     "Cause" means, with respect to any Purchaser (i) a material breach of any agreement with the Company, its Subsidiaries, its Affiliates or its stockholders by such Purchaser (after notice and reasonable opportunity to cure), (ii) a breach of such Purchaser's duty of loyalty to the Company or any of its Subsidiaries or Affiliates or any act of dishonesty, gross negligence, willful misconduct or fraud with respect to the Company or any of its Subsidiaries or Affiliates or any of their stockholders, customers or suppliers, (iii) the commission by such Purchaser of a felony, a crime involving moral turpitude or other act or omission tending to cause harm to the standing and reputation of, or otherwise bring public disgrace or disrepute to, the Company or any of its Subsidiaries or Affiliates, (iv) such Purchaser's continued failure or refusal to perform any material duty to the Company or any of its Subsidiaries or Affiliates which is normally attached to his position (after notice and reasonable opportunity to cure) or (v) such Purchaser's gross negligence or willful misconduct in performing those duties which are normally attached to his position (after notice and reasonable opportunity to cure). For purposes of this Agreement, "a Purchaser's duty of loyalty to the Company or any of its Subsidiaries or Affiliates" shall include such Purchaser's fiduciary obligation to place the interests of the Company and its Subsidiaries or Affiliates ahead of his personal interests and thereby not knowingly profit personally at the expense of the Company or any of its Subsidiaries or Affiliates, and shall also include specifically the affirmative obligation to disclose promptly to the Board any known conflicts of interest such Purchaser may have with respect to the Company and its Subsidiaries or Affiliates, and the negative obligations not to usurp corporate opportunities of the Company, any of its Subsidiaries or any of its Affiliates, not to engage in any "conflict-of-interest" transactions with the Company, its Subsidiaries, or its Affiliates (without the approval of the board directors), and not to compete directly with the Company or its Subsidiaries or Affiliates (without the approval of the Board).

     "Event of Default" means Event of Default as defined in the Loan Agreement, dated as of the date hereof, among SAS Acquisitions Inc. and Finova Capital Corporation (the "Loan Agreement"), or any payment by Speed Queen Company pursuant to its guaranty in connection with the Loan Agreement, and any similar term or event in any replacement for, refinancing of, or modification or amendment to, such agreements, or any similar term in any other loan or credit facility entered into by the Company.

     "Executive Call Stock" means, with respect to any Purchaser, at any time
(i) all equity securities of the Company then held by such Purchaser or a Family Member, (ii) all equity securities of the Company which at any time have been held by such Purchaser (whether or not then held by such Purchaser), and (iii) all equity securities of the Company issued or issuable directly or indirectly with respect to any equity securities described in clause (i) or (ii) above in connection with a combination of shares, dividend, recapitalization, merger, consolidation, reorganization or otherwise; provided that any equity securities which had been Executive Call Stock and which have been transferred in accordance with the terms of this Agreement will not be Executive Call Stock at any subsequent time unless held at the time of determination by such Purchaser or a Family Member.

     "Executive Stock" means the shares of the Company's Class B Common Stock purchased hereunder.

     "Family Members" means such Purchaser's spouse and/or lineal descendants, a trust for the sole benefit of such Purchaser and/or such Purchaser's spouse or lineal descendants or upon a Purchaser's death, such Purchaser's estate.

     "Investor Purchase Agreement" means the Investor Purchase Agreement, dated as of the date hereof, among the Company, GTCR and certain investors party thereto.

     "Management" means Stephen R. Kerrigan, Mitchell Blatt, Robert M. Doyle and Michael Stanky.

     "Manager" means an individual member of Management.

     "Original Cost" of each share of Class B Common Stock purchased hereunder will be equal to $15.4028 (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations).

     "Public Offering" means the sale in an underwritten public offering registered under the Securities Act (other than on

Form S-8 or a similar or successor form) of shares of the Company's Common Stock approved by the Board.

     "Public Sale" means any sale pursuant to a registered Public Offering under the Securities Act or any sale to the public pursuant to Rule 144 promulgated under the Securities Act effected through a broker, dealer or market maker.

     "Registration Agreement" means the Registration Agreement, dated as of the date hereof, among the Company and certain of the Company's stockholders.

     "Restriction Lapse Date" means the earlier of (i) the fifth anniversary of the date of this Agreement and (ii) the date of the closing of any Public Offering.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "Stockholders Agreement" means the Stockholders Agreement, dated as of the date hereof, among the Company and certain of the Company's stockholders.

     "Subsidiary" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

     "Transfer" means to sell, transfer, assign, pledge or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law).

     "Unreturned Preferred Amount" means the "Unreturned Preferred Amount" as defined in the Company's Certificate of Incorporation.

     "Unpaid Yield" means the "Unpaid Yield" as defined in the Company's Certificate of Incorporation.

     9. Notices. Any notice provided for in this Agreement must be in writing and must be either personally delivered, mailed by first class mail (postage prepaid and return receipt requested) or sent by reputable overnight courier service (charges prepaid) to the Purchasers at the addresses set forth on the signature page hereto of such Purchaser and to the Company or GTCR as follows:

     If to the Company:

          SAS Acquisitions Inc.
          c/o Coinmach Industries Co., L.P.
          55 Lumber Road
          Roslyn, NY 11576
          Attention: President

     With a copy (which will constitute notice to the Company) to:

          Anderson Kill Olick & Oshinsky, P.C.
          1251 Avenue of the Americas
          New York, New York 10020
          Attention:   Ronald S. Brody, Esq.

     If to GTCR:

          Golder, Thoma, Cressey, Rauner Fund IV, L.P.
          6100 Sears Tower
          Chicago, Illinois 60606
          Attention:   Bruce V. Rauner
                       David A. Donnini

     with a copy (which will not constitute notice to GTCR) to:

          Kirkland & Ellis
          200 East Randolph Drive
          Chicago, Illinois 60601
          Attention:   Kevin R. Evanich, Esq.

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party. Any notice under this Agreement will be deemed to have been given when so delivered or sent or, if mailed, five days after deposit in the U.S. mail.

     10. General Provisions.

     (a) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Executive Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Executive Stock as the owner of such stock for any purpose.

     (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (c) Complete Agreement. This Agreement, those documents expressly referred to herein and other documents of even date herewith (i) embody the complete agreement and understanding among the parties and (ii) supersede and preempt any prior summaries of terms and conditions, understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     (d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

     (e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind each Purchaser and the Company and their respective successors and permitted assigns and inure to the benefit of and be enforceable by each Purchaser, the Company, GTCR and their respective successors and permitted assigns (including in each case subsequent holders of Executive Stock); provided that no Purchaser may assign any of his rights under any other provision of Part I of this Agreement except as part of a Transfer of Executive Stock in accordance with paragraphs 5 or 6.

     (f) Choice of Law. The corporate law of the State of Delaware will govern all questions concerning the relative rights of the Company and its stockholders. All other questions con-cerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     (g) Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including attorney's fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and, except as otherwise provided in paragraph 1O(d), that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

     (h) Amendment and Waiver. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or modified only by written agreement of the Company, each Purchaser and GTCR. No other course of dealing between the parties or third-party beneficiaries hereof or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such persons.

     (i) Survival of Representations and Warranties. All representations and warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, regardless of any investigation made by any Purchaser or on his behalf or by the Company or on its behalf.

     (j) Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or holiday in the state in which the Company's chief executive office is located, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

     (k) Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. The use of the word "including" in this Agreement shall be by way of example rather than by limitation.

                           *     *     *     *     *

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       SAS ACQUISITIONS INC.

                                       By  /s/ Stephen R. Kerrigan
                                          --------------------------------------
                                       Its  Pres
                                          --------------------------------------

                                       GOLDER, THOMA, CRESSEY, RAUNER
                                       FUND IV, L.P.

                                       By:   GTCR IV, L.P.

                                       Its:  General Partner

                                       By:   Golder, Thoma, Cressey,
                                             Rauner, Inc.

                                       Its:  General Partner

                                         By:
                                             -----------------------------------
                                         Its: Principal

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                       SAS ACQUISITIONS INC.

                                       By
                                          --------------------------------------
                                       Its
                                          --------------------------------------

                                       GOLDER, THOMA, CRESSEY, RAUNER
                                       FUND IV, L.P.

                                       By:   GTCR IV, L.P.

                                       Its:  General Partner

                                       By:   Golder, Thoma, Cressey,
                                             Rauner, Inc.

                                       Its:  General Partner

                                         By:  /s/
                                             -----------------------------------
                                         Its: Principal

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       /s/ Mitchell Blatt
                                       -----------------------------------------
                                       Mitchell Blatt

                                       Number of Shares of Class
                                       B Common: 4,000
                                       Aggregate Purchase
                                       Price: $61,611.20
                                       Amount of cash or
                                       check: $9,241.68
                                       Amount of Note: $52,369.52

                                       Address:

                                       Mitchell Blatt
                                       31 Wilmington Drive
                                       Dix Hills, NY 11747

                                     CONSENT
                                     -------

     The undersigned spouse of Purchaser hereby acknowledges that I have read the foregoing Executive Stock Purchase and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's shares of Common Stock under certain circumstances and imposes other restrictions on the transfer of such Common Stock. I agree that my spouse's interest in the Common Stock is subject to this Agreement and any interest I may have in such Common Stock shall be irrevocably bound by this Agreement and further that my community or marital property interest, if any, shall be similarly bound by this Agreement.


/s/ Linda Blatt
- ------------------------------
Spouse's Name:


/s/ Kelly A. Newell
- ------------------------------
Witness

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       /s/ Robert M. Doyle
                                       -----------------------------------------
                                       Robert M. Doyle

                                       Number of Shares of Class
                                       B Common: 2,000
                                       Aggregate Purchase
                                       Price: $30,805.60
                                       Amount of cash or
                                       check: $4,620.80
                                       Amount of Note: $26,184.80

                                       Address:

                                       Robert M. Doyle
                                       53 Sheryl Crescent
                                       Smithtown, NY 11787

                                     CONSENT
                                     -------

     The undersigned spouse of Purchaser hereby acknowledges that I have read the foregoing Executive Stock Purchase and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's shares of Common Stock under certain circumstances and imposes other restrictions on the transfer of such Common Stock. I agree that my spouse's interest in the Common Stock is subject to this Agreement and any interest I may have in such Common Stock shall be irrevocably bound by this Agreement and further that my community or marital property interest, if any, shall be similarly bound by this Agreement.


/s/ Christy O. Doyle
- ------------------------------
Spouse's Name:


/s/ Kelly A. Newell
- ------------------------------
Witness

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                       /s/ Michael Stanky
                                       -----------------------------------------
                                       Michael Stanky

                                       Number of Shares of Class
                                       B Common: 1,500
                                       Aggregate Purchase
                                       Price: $23,104.20
                                       Amount of cash or
                                       check: $3,465.64
                                       Amount of Note: $19,638.56

                                       Address:

                                       Michael Stanky
                                       1125 Ashington Place
                                       Desoto, TX 75115

                                     CONSENT
                                     -------

     The undersigned spouse of Purchaser hereby acknowledges that I have read the foregoing Executive Stock Purchase and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's shares of Common Stock under certain circumstances and imposes other restrictions on the transfer of such Common Stock. I agree that my spouse's interest in the Common Stock is subject to this Agreement and any interest I may have in such Common Stock shall be irrevocably bound by this Agreement and further that my community or marital property interest, if any, shall be similarly bound by this Agreement.


/s/ Mary Nell Stanky
- ------------------------------
Spouse's Name:


/s/ Lisa J. Crane
- ------------------------------
Witness

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                       MCS CAPITAL, INC.


                                       By /s/ Stephen R. Kerrigan
                                          --------------------------------------
                                       Its Pres.
                                          --------------------------------------


                                       Number of Shares of Class
                                       B Common: 4,000
                                       Aggregate Purchase
                                       Price:   $61,611.20
                                       Amount of cash or
                                       check:   $9, 241. 68
                                       Amount of Note: $52,369.52

                                       Address:

                                       MCS Capital, Inc.
                                       c/o Coinmach Industries Co.,
                                             L.P.
                                       55 Lumber Road
                                       Roslyn, NY 11576

                                     CONSENT
                                     -------

     The undersigned spouse of Purchaser hereby acknowledges that I have read the foregoing Executive Stock Purchase and that I understand its contents. I am aware that the Agreement provides for the repurchase of my spouse's shares of Common Stock under certain circumstances and imposes other restrictions on the transfer of such Common Stock. I agree that my spouse's interest in the Common Stock is subject to this Agreement and any interest I may have in such Common Stock shall be irrevocably bound by this Agreement and further that my community or marital property interest, if any, shall be similarly bound by this Agreement.



/s/ Maureen W. Kerrigan
- ------------------------------
Spouse's Name:


/s/ Kelly A. Newell
- ------------------------------
Witness

                                                                       Exhibit A

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                              SAS ACQUISITIONS INC.

                                  ARTICLE FIRST
                                  -------------

     The name of the Corporation is SAS Acquisitions Inc.

                                 ARTICLE SECOND
                                 --------------

     The address of the Corporation's registered office in the State of Delaware is 15 East North Street in the City of Dover, County of Kent 19901. The name of its registered agent at such address is United Corporate Services, Inc.

                                  ARTICLE THIRD
                                  -------------

     The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                 ARTICLE FOURTH
                                 --------------

     A. AUTHORIZED SHARES
        -----------------
     The total number of shares of capital stock which the Corporation has authority to issue is 110,000 shares, consisting of:

          (1) 85,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common");
           --------------
          (2) 15,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common"); and
           --------------
          (3) 10,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock").
      ---------------
     The Class A Common and Class B Common and any other common stock issued hereafter are hereafter collectively referred to as the "Common Stock." The
                                                         ------------
shares of Common Stock shall have
the rights, preferences and limitations separately set forth below. Capitalized terms used but not otherwise defined in this Article Fourth are defined in Part D of this Article Fourth.

     B. PREFERRED STOCK
        ---------------

     Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation is hereby authorized to determine and alter all rights, preferences and privileges and qualifications, limitations and restrictions thereof (including, without limitation, voting rights and the limitation and exclusion thereof) granted to or imposed upon any wholly unissued series of Preferred Stock and the number of shares constituting any such series and the designation thereof, and to increase or decrease (but not below the number of shares of such series then outstanding) the number of shares of any series subsequent to the issue of shares of that series then outstanding. In case the number of shares of any series is so decreased, the shares constituting such reduction shall resume the status which such shares had prior to the adoption of the resolution originally fixing the number of shares of such series.

     C. COMMON STOCK
        ------------

     Except as otherwise provided in this Part C or as otherwise required by applicable law, all shares of Class A Common and Class B Common shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

     1. Voting Rights. Except as otherwise provided in this Part C or as
        -------------
otherwise required by applicable law, holders of Class A Common and Class B Common shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation.

     2. Distributions. Subject to the distribution rights set forth in
        -------------
paragraphs 3(i) and 3(ii) below, at the time of each Distribution, such Distribution shall be made to the holders of Class A Common and Class B Common outstanding as of the time of such Distribution in the following priority:

     (i) The holders of Class A Common, as a separate class, shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the number of shares of Class A Common held by each such holder as of the time of such

Distribution) equal to the aggregate Unpaid Yield on the outstanding shares of Class A Common as of the time of such Distribution, and no Distribution or any portion thereof shall be made under paragraph 2(ii) or 2(iii) below until the entire amount of the Unpaid Yield on the outstanding shares of Class A Common as of the time of such Distribution has been paid in full. The Distributions made pursuant to this paragraph 2(i) to holders of Class A Common shall constitute payments of Yield on Class A Common.

     (ii) After the required amount (if any) of the Distribution has been made pursuant to paragraphs 2(i) above, the holders of Class A Common, as a separate class, shall be entitled to receive all or a portion of such Distribution (ratably among such holders based upon the number of shares of Class A Common held by each such holder as of the time of such Distribution) so that the aggregate amount of all Distributions made pursuant to this paragraph 2(ii) is equal to the Unreturned Preferred Amount for the Class A Common, and no Distribution or any portion thereof shall be made under paragraphs 2(iii) below until the entire amount of the Unreturned Preferred Amount for the Class A Common has been paid in full pursuant to this paragraph 2 (ii). The Distributions made pursuant to this paragraph 2(ii) to holders of Class A Common shall constitute payments of the Unreturned Preferred Amount for the Class A Common.

     (iii) After the required amounts (if any) of a Distribution have been made pursuant to paragraphs 2(i) and 2(ii) above, the holders of Class A Common and Class B Common, as a group, shall be entitled to receive the remaining portion of such Distribution (ratably among such holders based upon the number of shares of Common Stock held by each such holder as of the time of such Distribution).

     3. Liquidation Preferences.
        -----------------------

     (i) Class A Common Liquidation Preference.
         -------------------------------------

     Upon any liquidation, dissolution or winding up of the Corporation, the holders of Class A Common shall be entitled to be paid, before any Distribution or payment is made upon any other Common Stock, an amount in cash equal to the aggregate Unreturned Preferred Amount and the aggregate Unpaid Yield for the Class A Common (ratably among such holders based upon the number of shares of Class A Common held by each such holder as of the time of such Distribution) and will then share ratably with the other shares of Common Stock in any remaining Corporation assets (after the Distribution described in paragraph 3(ii) below). If upon any such liquidation, dissolution or winding up of the Corporation, the

Corporation's assets to be distributed among the holders of the Class A Common are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid pursuant to this paragraph 3(i), then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Unreturned Preferred Amount and the aggregate Unpaid Yield for the Class A Common held by each such holder. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Class A Common. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3(i).

     (ii) Class B Common Liquidation Preference.
          -------------------------------------

     Upon any liquidation, dissolution or winding up of the Corporation, after the required amounts have been paid pursuant to paragraph 3(i) above, the holders of Class B Common shall be entitled to be paid, before any Distribution or payment is made upon any other Common Stock, an amount in cash equal to the aggregate Unreturned Preferred Amount of the Class B Common (ratably among such holders based upon the number of shares of Class B Common held by each such holder as of the time of such Distribution) and will then share ratably with the other shares of Common Stock in any remaining Corporation assets. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Class B Common are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid pursuant to this paragraph 3(ii), then the entire assets to be distributed shall be distributed ratably among such holders based upon the aggregate Unreturned Preferred Amount of the Class B Common held by each such holder. The Corporation shall mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Class B Common. Neither the consolidation or merger of the Corporation into or with any other entity or entities, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph 3(ii).

     4. Stock Splits and Stock Dividends. The Corporation shall not in any
        --------------------------------
manner subdivide (by stock split, stock dividend or otherwise) or combine (by reverse stock split or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of all the other classes shall be proportionately subdivided or combined. All such subdivisions shall be payable only in Class A Common to the holders of Class A Common and in Class B Common only to the holders of Class B Common.

     5. Events of Noncompliance.
        -----------------------

     5A. Definition. An "Event of Noncompliance" shall be deemed to have
         ----------      ----------------------
occurred if:

     (i) the Corporation fails to pay on or prior to the eighth anniversary of the initial issuance of the Class A Common the full amount of the Unreturned Preferred Amount plus all Unpaid Yield with respect to the Class A Common, whether or not such payment is legally permissible or is prohibited by any agreement to which the Corporation is subject;

     (ii) the Corporation breaches or otherwise fails to perform or observe in any material respect any covenant or agreement set forth herein or in the Equity Purchase Agreement (the "Purchase Agreement") or the Services Agreement (as
                         ------------------
defined in the Purchase Agreement), and such breach or failure to perform is not cured within 30 days after the occurrence thereof;

     (iii) any representation or warranty contained in the Purchase Agreement or required to be furnished to any holder of Class A Common pursuant to the Purchase Agreement, or any information contained in writing required to be furnished by the Corporation or any Subsidiary to any holder of Class A Common, is false or misleading such that it would result in a material adverse effect upon the business, operations, properties, assets or condition (financial or otherwise) of the Corporation and its Subsidiaries taken as a whole on the date made or furnished;

     (iv) the Corporation or any Subsidiary makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Corporation or any Subsidiary bankrupt or insolvent; or any order for relief with respect to the Corporation or any Subsidiary is entered under the United States Federal Bankruptcy Code; or the Corporation or any Subsidiary petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Corporation or any Subsidiary or of any substantial part of the assets of the Corporation or any Subsidiary, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of a Subsidiary) relating to the Corporation or any Subsidiary under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Corporation or any Subsidiary and either (a) the Corporation or any such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein or (b) such petition, application or proceeding is not dismissed within 60 days;

     (v) a judgment which exceeds any insurance available for the payment thereof by more than $600,000 is rendered against the Corporation or any Subsidiary and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged; or

     (vi) the Corporation or any Subsidiary defaults in the performance of any obligation or agreement if the effect of such default is to cause an amount exceeding $600,000 to become due prior to its stated maturity.

     5B. Consequences of Certain Events of Noncompliance.
         -----------------------------------------------

     (i) If an Event of Noncompliance has occurred, the rate at which the Yield on the Class A Common is calculated shall increase immediately by an increment of 4 percentage point(s). Thereafter, until such time as no Event of Noncompliance exists, the rate at which the Yield on the Class A Common is calculated shall increase automatically at the end of each succeeding 90-day period by an additional increment of 2 percentage point(s) (but in no event shall such rate exceed 18%). Any increase of the dividend rate resulting from the operation of this paragraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.

     (ii) If any Event of Noncompliance has occurred, then the number of directors constituting the Corporation's Board of Directors will, at the request of the holders of a majority of the Class A Common then outstanding, be increased by one member, and the holders of Class A Common will have the special right, voting separately as a single class (with each share being entitled to one vote) and to the exclusion of all other classes of the Corporation's stock, to elect an individual to fill such newly created directorship, to fill any vacancy of such directorship and to remove any individual elected to such directorship. The newly created directorship will constitute a separate class of directors, and the director elected by the holders of the Class A Common will be entitled to cast a number of votes on each matter considered by the Board of Directors (including for purposes of determining the existence of a quorum) equal to the sum of the number of votes entitled to be cast by all of the other directors plus one. The special right of the holders of Class A Common to elect such a member of the Board of Directors may be exercised at the special meeting called pursuant to this subparagraph (ii), at any annual or other special meeting of stockholders and, to the extent and in the manner permitted by applicable law, pursuant to a written consent of the holders of a majority of the Class A Common in lieu of a stockholders meeting. Such special right shall continue until such time as there is no longer any Event of Noncompliance in existence, at which time such special right shall terminate subject to revesting upon the occurrence and continuation of any Event of Noncompliance which gives rise to such special right hereunder.

     At any time when such special right has vested in the holders of Class A Common, a proper officer of the Corporation shall, upon the written request of the holder(s) of at least 10% of the Class A Common then outstanding, addressed to the secretary of the Corporation, call a special meeting of the holders of Class A Common for the purpose of electing a director pursuant to this subparagraph. Such meeting shall be held at the earliest legally permissible date at the principal office of the Corporation, or at such other place designated by the holders of at least 10% of the Class A Common then outstanding. If such meeting has not been called by a proper officer of the Corporation within 10 days after personal service of such written request upon the secretary of the Corporation or within 20 days after mailing the same to the secretary of the Corporation at its principal office, then the holders of at least 10% of the Class A Common then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such Person so designated upon the notice required for annual meetings of stockholders and shall be held at the Corporation's principal office, or at such other place designated by the holders of at least 10% of the Class A Common then outstanding. Any holder of Class A Common so designated shall be given access to the stock record books of the Corporation for the purpose of causing a meeting of stockholders to be called pursuant to this paragraph.

     At any meeting or at any adjournment thereof at which the holders of Class A Common have the special right to elect a director pursuant to this subparagraph, the presence, in person or by proxy, of the holders of a majority of the Class A Common then outstanding shall be required to constitute a quorum for the election or removal of any director by the holders of the Class A

Common exercising such special right. The vote of a majority of such quorum shall be required to elect or remove any such director.

     Any director so elected by the holders of Class A Common shall continue to serve as a director until the expiration of the lesser of (a) a period of six months following the date on which there is no longer any Event of Noncompliance in existence or (b) the remaining period of the full term for which such director has been elected. After the expiration of such six-month period or when the full term for which such director has been elected ceases (provided that the special right to elect directors has terminated), as the case may be, the number of directors constituting the Board of Directors of the Corporation shall decrease to such number as constituted the whole Board of Directors of the Corporation immediately prior to the occurrence of the Event or Events of Noncompliance giving rise to the special right to elect directors.

     (iii) If any Event of Noncompliance exists, each holder of Class A Common shall also have any other rights which such holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

     6. Registration of Transfer. The Corporation shall keep at its principal
        ------------------------
office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

     7. Replacement. Upon receipt of evidence reasonably satisfactory to the
        -----------
Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

     8. Notices. All notices referred to herein shall be in writing, shall be
        -------
delivered personally or by first class mail, postage prepaid, and shall be deemed to have been given when so delivered or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

     9. Amendment and Waiver. No amendment or waiver of any provision of this
        --------------------
Part C shall be effective without the prior approval of the holders of a majority of the then outstanding Common Stock.

     D. DEFINITIONS
        -----------
     "Distribution" means each distribution made by the Corporation to holders of Common Stock, whether in cash, property, or securities of the Corporation and whether by dividend, liquidation distributions or otherwise; provided that neither of the following shall be a Distribution: (a) any redemption or repurchase by the Corporation of any shares of Common Stock for any reason or
(b) any recapitalization or exchange of any shares of Common Stock, or any subdivision (by stock split, stock dividend or otherwise) or any combination (by reverse stock split or otherwise) of any outstanding shares of Common Stock.

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, association or other business entity.

     "Unpaid Yield" means an amount equal to the excess, if any, of (a) the
      ------------
aggregate Yield accrued on the outstanding shares of Class A Common over (b) the aggregate amount of Distributions made by the Corporation pursuant to paragraph 2 (i) of Part C of this Article Fourth.

     "Unreturned Preferred Amount" means, (A) with respect to the Class A
      ---------------------------
Common, an amount equal to the excess, if any, of (a) the product of (1) the number of shares of Class A Common then outstanding and (2) $76.4705882 over (b) the aggregate amount of Distributions made by the Corporation with respect to such shares pursuant to paragraph 2(ii) or paragraph 3(i) of Part C of this Article Fourth, and (B) with respect to the Class B Common, an amount equal to the excess, if any, of (a) the product of (x) the number of shares of Class B Common then outstanding and (y) $15.4028 over (b) the aggregate amount of Distributions made by the Corporation with respect to such shares pursuant to paragraph 3(ii) of Part C of this Article Fourth.

     "Yield" means, with respect to the outstanding shares of Class A Common for
      -----
any quarter, the amount accruing on such shares each day during such quarter at the rate of 8% per annum of the sum of (a) the Unreturned Preferred Amount from time to time during such quarter, plus (b) the Unpaid Yield thereon for all prior quarters. In calculating the amount of any Distribution to be made during a quarter, the portion of the Yield on the outstanding shares of Class A Common for the portion of such quarter elapsing before such Distribution is made shall be taken into account.

                                  ARTICLE FIFTH
                                  -------------

     The Corporation is to have perpetual existence.

                                  ARTICLE SIXTH
                                  -------------

     In furtherance and not in limitation of the powers conferred by statute, the board of directors of the Corporation is expressly authorized to make, alter or repeal the by-laws of the Corporation.

                                 ARTICLE SEVENTH
                                 ---------------

     Meetings of stockholders may be held within or without the State of Delaware, as the by-laws of the Corporation may provide. The books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the corporation so provide.

                                 ARTICLE EIGHTH
                                 --------------

     To the fullest extent permitted by the General corporation Law of the State of Delaware as the same exists or may hereafter be amended, a director of this Corporation shall not be liable to the Corporation or its stockholders for monetary damages for a breach of fiduciary duty as a director. Any repeal or modification of this ARTICLE EIGHTH shall not adversely affect any right or
                     --------------
protection of a director of the Corporation existing at the time of such repeal or modification.

                                  ARTICLE NINTH
                                  -------------

     The Corporation expressly elects not to be governed by Section 203 of the General Corporation Law of the State of Delaware.

                                  ARTICLE TENTH
                                  -------------

     The Corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation in the manner now or hereafter prescribed herein and by the laws of the State of Delaware, and all rights conferred upon stockholders herein are granted subject to this reservation.


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